UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________________
FORM 8-K/A
(Amendment No. 1)
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2026

 ____________________________________________________________________
CHORD ENERGY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
____________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CHRD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Form 8-K/A amends and supplements the Form 8-K filed by Chord Energy Corporation (the “Company”) with the U.S. Securities and Exchange Commission on October 19, 2026 (the “Original 8-K”) to provide a description of the compensation arrangements between the Company and Michael Lou in connection with Mr. Lou’s appointment on October 18, 2026 as the Company’s President & Chief Executive Officer effective as of October 19, 2026. At the time of the filing of the Original 8-K, these compensation arrangements had not yet been determined. Except as set forth herein, this Form 8-K/A does not amend the Original 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2026, the Board of Directors of the Company approved compensation changes for Mr. Lou in connection with his appointment as the Company’s President & Chief Executive Officer. Mr. Lou’s annual base salary for service as President & Chief Executive Officer will be $950,000, and the target for Mr. Lou’s annual, performance-based cash incentive award under the Company’s annual performance-based cash incentive award program will be 125% of his annual base salary, and will be pro-rated for this year using the new base salary number starting from October 19, 2026.

In addition, Mr. Lou received a one-time restricted stock unit award (the “RSU Award”) pursuant to the Chord Energy Corporation Long Term Incentive Plan of 6,543 restricted stock units, which was granted on October 29, 2026. The RSU Award will vest in substantially equal installments on each of January 23, 2027, January 23, 2028 and January 23, 2029, in each case subject to Mr. Lou’s continued employment on the applicable vesting dates.

Mr. Lou will not receive any additional compensation for his service as a director.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHORD ENERGY CORPORATION (Registrant)

Date: November 2, 2026	By:	/s/ Melissa Buce
Melissa Buce
Associate General Counsel and Corporate Secretary